May 5, 2015

DREYFUS MUNICIPAL MONEY MARKET FUND, INC.

Supplement to Summary Prospectus and Statutory Prospectus

each Dated October 1, 2014

The Board of Directors of Dreyfus Municipal Money Market Fund, Inc. (the "Fund") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Agreement") between the Fund and General Municipal Money Market Funds, Inc., on behalf of General Municipal Money Market Fund (the "Acquiring Fund").  The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

It is currently contemplated that shareholders of the Fund as of June 10, 2015 (the "Record Date") will be asked to approve the Agreement on behalf of the Fund at a special meeting of shareholders to be held on or about August 25, 2015.  If the Agreement is approved, the Reorganization will become effective on or about November 13, 2015.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date.  The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters.  Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-DREYFUS.